UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2022
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Toast, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of Incorporation)	001-40819 (Commission File Number)	45-4168768 (I.R.S. Employer Identification No.)

401 Park Drive, Suite 801 Boston, Massachusetts		02215
(Address of principal executive offices)		(Zip code)

(617) 297-1005
(Registrant's telephone number, including area code)

	N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.000001 per share	TOST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.
On June 2, 2022, Toast, Inc. (the “Company”) held its annual meeting of stockholders via live audio webcast (the “Annual Meeting”). Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on April 7, 2022 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock voted as a single class on all matters. The stockholders of the Company voted on the following three proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2022:

Proposal One: Election of Directors

The Company’s stockholders elected Paul Bell, Christopher P. Comparato, Hilarie Koplow-McAdams and David Yuan as Class I directors of the Company’s board of directors for a three-year term expiring at the Company’s 2025 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified, or such director’s earlier death, resignation or removal. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Paul Bell	2,010,601,147	22,081,897	51,421,528
Christopher P. Comparato	2,011,143,595	21,539,449	51,421,528
Hilarie Koplow-McAdams	2,032,104,759	578,285	51,421,528
David Yuan	2,010,747,529	21,935,515	51,421,528

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
2,083,110,115	829,785	164,672	0

Proposal Three: Advisory Vote on Frequency of Future Stockholder Advisory Votes on Compensation of Named Executive Officers

The Company’s stockholders approved, on an advisory, non-binding basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
2,031,036,905	51,323	367,108	1,227,708	51,421,528

Based on these voting results, and the recommendation of the Company’s board of directors that was included in the proxy statement for the Annual Meeting, the Company has determined that it will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next stockholder advisory vote on the frequency of future votes on the compensation of the Company’s named executive officers.

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2022	TOAST, INC.

	By:	/s/ Brian R. Elworthy
	Name:	Brian R. Elworthy
	Title:	General Counsel and Corporate Secretary